UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     December 27, 2005

LINENS 'N THINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12381	22-3463939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Brighton Road, Clifton, New Jersey	07015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (973) 778-1300

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

Attached and being furnished hereby as Exhibit 99.1 is a copy of a press release of Linens ’n Things, Inc. (the “Company”) dated December 27, 2005, concerning the Company’s filing of a definitive proxy statement in connection with the special meeting of Company shareholders.

A copy of the Company’s press release is attached to this Current Report as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release of Linens ’n Things, Inc., dated December 27, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINENS ’N THINGS, INC.
Dated: December 27, 2005	By:	/s/ William T. Giles
	Name: Title:	William T. Giles Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	99.1 Press Release of Linens ’n Things, Inc., dated December 27, 2005